UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                                  --------

                                 FORM N-CSR
                                  --------

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-7531

                                  AMERINDO FUNDS INC.
                 (Exact name of registrant as specified in charter)
                                  --------

                               399 Park Ave., 22nd Floor
                                   New York, NY 10022
                (Address of principal executive offices) (Zip code)

                          Forum Shareholder Services, LLC
                                   P.O. Box 446
                              Portland, Maine 04112-0446
                        (Name and address of agent for service)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-371-6360

                        DATE OF FISCAL YEAR END: OCTOBER 31, 2003

                        DATE OF REPORTING PERIOD: APRIL 30, 2003

ITEM 1.    REPORTS TO STOCKHOLDERS.

(AMERINDOFUNDS(R) LOGO APPEARS HERE)


SEMI-ANNUAL REPORT


APRIL 30, 2003

                                TABLE OF CONTENTS
                                -----------------


SHAREHOLDER LETTER .....................................................       1

REVIEW AND ECONOMIC OUTLOOK ............................................       3

SCHEDULES OF INVESTMENTS .................................................     7

STATEMENTS OF ASSETS AND LIABILITIES ...................................      12

STATEMENTS OF OPERATIONS ...............................................      14

STATEMENTS OF CHANGES IN NET ASSETS ....................................      16

FINANCIAL HIGHLIGHTS ...................................................      18

NOTES TO FINANCIAL STATEMENTS ..........................................      20

SHAREHOLDER VOTING RESULTS .............................................      31

                                                                      April 2003

     Dear Shareholder:

     Over the last six months, the emerging technology sector, driven by the digital consumer-centric sector, has outperformed the broad market by a wide margin. We believe this confirms our view that October 9, 2002 substantially concluded the 2000-2002 attrition in technology. The overall investment landscape, however, is far from bullish, in spite of the fairly quick passage of the Iraq war and the strong recovery rally off last October's low. Despite the dampened market outlook, Amerindo is confident that the recent trend of superior performance by technology should sustain its upward momentum.

     The market over the past six months has been dominated by numerous waves of rallies and consolidations. Amerindo believes that several factors will enable the technology sector to recover further. The rebalancing of institutional accounts to include greater representation in equities and, more precisely, technology, enactment of a major tax cut, the return of business and consumer confidence, the settlement of the Iraq war, and the reopening of the IPO window could potentially all contribute to a sustained bull market in technology. Similarly, advances in computing, IT connectivity platforms and protein chips could foster developments in the life sciences that would fuel productivity gains and lower costs in healthcare. Emerging technology generally looks to be back on track and should stand out in what Amerindo believes will be a muted sub-par economic environment ahead.

     The Technology Fund Class D, benefiting from the portfolio's high consumer-centric exposure to companies like eBay, Expedia and Amazon.com, returned 46.77% and 15.19%, respectively over six-months and one-year ending April 30, 2003, handily outperforming the NASDAQ Composite Index's1 six-month and one-year return of 4.48% and -13.31%, respectively. The Internet B2B Fund Class D performance lagged that of the Technology Fund, but easily outperformed its NASDAQ benchmark with six-month and one-year returns of 27.92% and -2.87%, respectively.

     The healthcare and biotechnology sector appeared to begin turning to the upside late in the first quarter, but lagged technology. Progress by companies with the Food and Drug Administration (FDA) approvals, and those experiencing greater than expected revenues from newly launched products and continued success by drugs already marketed beyond the original labeling, contributed to the sector's recovery. The NASDAQ Biotechnology Index2 posted a double-digit increase for the six-month period ending April 30, 2003, while it posted a double-digit decline for the same one-year period. During the same period, the Amerindo Health & Biotechnology Fund Class D returned 15.96% for the six-month period, while it returned -25.36% for the one-year period.

     As you are aware, in early May, shareholders of the Internet B2B Fund and the Health & Biotechnology Fund were asked to endorse the plan of reorganization and subsequent merger of the Internet B2B Fund and Health & Biotechnology Fund into the Technology Fund. The shareholders of the two Funds approved the plan, voting in line with the Board of Directors' recommendation. Amerindo believes the Fund will now be well positioned to take advantage of certain economies of scale, expense wise, and the growing prospects for the technology sector.

     Our outlook for the emerging technology and biotechnology sector remains extremely positive as detailed in the Review and Economic Outlook which follows. It discusses our opinion of the necessary requirements for a sustained bull market, the four structural legs of the Internet-Networking wave of technology, and projections for the biotechnology sector. We believe that these developments should offer exciting investment opportunities for the next three to five years.

     We look forward to your continued support and appreciate the trust you have placed in us.


/s/ Alberto W. Vilar                          /s/ Gary A. Tanaka

Alberto W. Vilar                              Gary A. Tanaka

1 THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED BROAD-BASED CAPITALIZATION-WEIGHTED
  INDEX OF ALL NASDAQ NATIONAL MARKET & SMALL CAP STOCKS. THE INDEX REFLECTS
  THE REINVESTMENT OF INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF
  ANY, BUT DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS, OR OTHER EXPENSES OF INVESTING. THE INDEX IS NOT INTENDED TO IMPLY THE FUND'S PAST OR FUTURE PERFORMANCE. A DIRECT INVESTMENT IN THE INDEX IS NOT POSSIBLE.

2 THE NASDAQ BIOTECHNOLOGY INDEX IS AN UNMANAGED MODIFIED MARKET
  CAPITALIZATION-WEIGHTED INDEX DESIGNED TO MEASURE THE PERFORMANCE OF ALL NASDAQ STOCKS IN THE BIOTECHNOLOGY SECTOR. THE INDEX REFLECTS THE REINVESTMENT OF INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, BUT DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS, OR OTHER EXPENSES OF INVESTING. THE INDEX IS NOT INTENDED TO IMPLY THE FUND'S PAST OR FUTURE PERFORMANCE. A DIRECT INVESTMENT IN THE INDEX IS NOT POSSIBLE.

                           REVIEW AND ECONOMIC OUTLOOK

     Technology's strong showing in the first quarter, which outperformed the broad market by a wide margin, confirms our earlier stated view that October 9th, 2002 could well have marked the end of the horrific 2000-2002 bear market in technology. Following a strong recovery rally off last October's bottom, the market consolidated a good part of the gains in the first two months of 2003 over the prospect of war. NASDAQ has actually outperformed the S&P since the post 9/11 2001 lows, as well as last October's low. We think the recent trend of superior performance by technology is slated to remain in place for a long time.

     Arguably the best performing part of technology in the first quarter was the digital, consumer-centric sector that includes companies like eBay, Expedia, Amazon.com and Yahoo! These were among the first of the new Internet stocks to erode sharply when the bear market began in March 2000; they have also been among the first to recover owing to ongoing strength in consumer spending, the favorable value proposition of their services, and their ability to generate earnings and positive cash flow. We think several factors will enable technology as a whole to commence recovery. These include the severely depressed condition of the sector improving business fundamentals, and the growing likelihood that it will be one of the few bright lights in the muted, sub-par growth economic environment we foresee ahead.

     Notwithstanding the fairly quick passage of the war, we believe the investment landscape for the next several years is far from bullish. The S&P and Dow could go sideways for a long time, as happened between 1966-1982. The stock market could revert to the type of returns that were realized between 1945 and 1995, which were roughly 8-9% per year. The big investment successes of the last three years, bonds and commercial real estate, appear to have run their course. It strikes us as a long shot if bonds appreciate significantly after a three-year bull market brought on by interest rates at 40-year lows. Commercial real estate appears as fully priced as bonds. This is not to suggest that major intermediate rallies in the stock market are not possible in the protracted "sideways secular move" we envision over the next several years. Trading ranges in these markets could easily be 40-50%. Events that could help spark a rally include decent war settlement prospects, enactment of a major tax cut, and a return of business and consumer confidence that could lift capital spending, which would be very positive for technology. With the war over, Washington should refocus on stimulating the economy with a view toward the 2004 elections. The President's tax reduction plan could have the type of positive economic impact the Reagan tax cuts had with perhaps the same success. The double taxation of dividends has effectively given Americans some of the highest taxes on capital in the industrialized world. The after-tax return on capital could then rise significantly for companies that pay dividends. This could raise equity prices and increase net worth.

     Additional support for the market could come from a rebalancing of institutional portfolios back to equities and technology, both of which were reduced in the bear market, the need to cover large short positions in tech stocks by hedge funds, and the expected essential recovery in the second half of this year by the two hardest hit areas of technology: business capital spending for IT and telco. Finally, later this year we expect to see the reopening of the IPO window, which has been substantially closed for three years, and this is expected to be the last leg that needs to fall into place for a new sustained bull market in technology to kick off.

     As an aside, the cutting edge technology of the war in Iraq was centered on networking, namely, the ability to guide precision weapons using a networked information system. New precision targeting weapons systems are able to link sensors, weapons, communications systems, and field soldiers into a giant networked grid. Digitization enables the military to tap into the latest Internet technology. The military is harnessing specialized software, services, satellites and fiber optic networks to link images from unmanned aircraft to ground soldiers via a battlefield Internet. The Internet itself evolved from a Pentagon-funded network called ARPANET. Although military-related research has declined significantly in the post-WWII period, from roughly half of all R&D to perhaps 15%, major technology breakthroughs that have come out of military R&D business have traditionally opened large innovative civilian markets.

     Going forward, we expect to see virtually everything networked over the Internet. This principally includes e-commerce and Internet-based communications between and within businesses, enabled by wireless and broadband telecommunications. The latest wave of technology, which we have been describing for some time as the Internet-networking wave, should broaden our traditional IT based, capital spending technology universe by the novel inclusion of two new major market opportunities in both broadband and wireless technology for consumers, and the transmission of business digital data over wireless, fiber optic and broadband channels. Technology now has the ability to claw its way back to the top of the performance charts over the next several years as a result of major improvements in e-commerce, new web services that will revolutionize software, utility-on-demand computing and wireless telecommunications. As is inherent in any portfolio of different businesses, all parts of technology will probably not simultaneously get into synch. However, we expect that the four structural legs of the Internet-networking wave of technology should start to show positive results this year, ultimately creating the foundation for possibly the strongest cycle technology has ever produced - at a time when the U.S. and the global economies will likely be in limbo.

     Two of the cornerstones of the new Internet-networking cycle are e-computing on demand, which should make computing work increasingly like an outsourced utility, and new fiber-optic and wireless broadband services for both voice and digital data. Utility computing should allow major companies to reduce their direct exposure to information technology, lower operating costs, expedite quicker and cheaper computing upgrades, and enable the dedication of corporate resources more exclusively to business. Computing-on-demand stands to usher in a massive shift in corporate computing that is capable of joining the multitude of computers and applications in large enterprises seamlessly and in unison. As a result, we expect a rising proportion of the trillion dollar IT industry's profitability will shift towards specialized software services. Super servers are expected to be able to supervise 100 servers at a time to channel workflow through machines to distribute work more efficiently, cut costs and increase productivity. Self-healing software should ultimately lower overall computing costs. Massive grid computing software will pool the power of scores of networked computers into a virtual super computer.

     During the quarter, the Federal Communications Commission (FCC) issued a long awaited ruling that seemed to confuse, if not outright concern, telco investors. On February 20th, the FCC voted on Unbundled Network Element Platform (UNE-P), broadband, and other regulatory issues. UNE-P essentially allows long distance companies (ATT, WorldCom, and Sprint) to "rent" the broadband infrastructure of the regional bell operating companies (RBOCs), such as Verizon, SBC, and Bell South, for a flat fee. FCC Chairman Powell and many on Wall Street had hoped that the current UNE-P ruling would be rolled back, or even eliminated, in favor of the RBOCs. Even if telco's capital budgets were not to increase near-term, some very significant shifts in allocating capital to broadband will probably result from the FCC ruling. Verizon has announced an aggressive expansion of their DSL deployment plans, which indicates that the FCC policy change is indeed favorable for new investment in previously non-regulated broadband infrastructure.

     There were other positive developments in telco during the quarter. Cisco acquired Linksys, a Taiwanese manufacturer of home networking and wireless LAN equipment. Why would Cisco acquire a

30% gross margin business when their corporate gross margin is 70%? We believe Cisco must feel they can't afford not to have a strong presence in the home networking market as broadband penetration approaches critical mass. Wi-Fi, the wireless link that enables data to be sent short distances to access the Internet at 100 times the speed of a dial-up modem at no extra cost, has seen one of the fastest adoption rates of any consumer technology in history. During the quarter, a new standard was released extending the range of Wi-Fi from roughly 300 feet to several miles, with the ultimate goal of having saturated wireless broadband. The FCC seems to be trying to clear the way for longer-range wireless networks. Advances in wireless technology have been driven by new super fast, super cheap chips. Intel just launched a multi-hundred million dollar marketing program for CENTRINO, which packages a new laptop microprocessor with a Wi-Fi receiver. Most new computers now incorporate wireless capability as a standard feature. While businesses have so far bought the bulk of Wi-Fi gear, home users' purchases last year increased 16%. We believe travelers are starting to select hotels based on hi-speed Internet access availability.

     Optical networks facilitate the addition of new telco services. In our view, fiber loops have become economically feasible because of Internet access, laying the groundwork for home video-conferencing plus an eventual explosion in entertainment such as Video-on-Demand and HDTV.

     After a very difficult 2002 in which the BTK biotech index fell 42%, the sector began turning around late in the first quarter, but lagged technology. We have felt it would be the second-half before the biotech sector moved up as a group. Biotech still remains a stock picker's market. We have seen in the first quarter significant appreciation in a number of "in the clinic" portfolio companies with late stage products that have had positive news events. These developments ranged from progress through the FDA to partners demonstrating their confidence in team-sponsored drugs. We have seen somewhat less appreciation, although not insignificant, in "revenue ramp" portfolio companies reporting upside increases in revenues and earnings. These surprises have come from greater than expected revenues from newly launched products, and continued gains from drugs already marketed beyond the original labeling.

     M&A activity in the healthcare space seems to be beginning to pick up. Major deals are being made for late-stage products, and there were several blockbuster transactions in the quarter. Small deals are being made for technologies and human assets without late-stage products. Cash is still king and prominent companies, including those with large cash hoards, are tight-fisted. Public markets largely remained closed and biotech venture capital investing remains relatively light.

     Drug discovery, which in the last two decades has shifted significantly from pharmacology to biotechnology, remains very dependent on advances in computing. Biotech exemplifies a major industry that we believe will benefit from computing-on-demand. As grid computing evolves over the balance of this decade, it should foster simulation and modeling in life sciences that have the potential to reduce the number of necessary clinical trials, which consume half the cost of new drug development. In time, this could boost the success ratio of new drug development substantially, cutting the time to identify and launch new drugs from 10-12 years to perhaps 4-5 years, and cutting the cost of a new drug from $800 million to perhaps half that. Other technologies that should fuel productivity gains and lower costs in healthcare are IT connectivity platforms, and protein chips.

     The question arises as to whether protein biochips can do for proteomics what DNA micro-arrays did for genetics. Many designers are now turning out chips that are capable of profiling thousands of proteins at a time. Protein micro-arrays should be 10-to-100 times more useful than gene chips. Chips that can detect basic telltale signs of disease - as well as disease mechanisms, would benefit everything from target discovery to diagnostic services.

     In sum, emerging technology looks to be back on track. In the muted growth environment we foresee ahead, when neither bonds nor equities as a group seem likely to do very well, technology's growth prospects should stand out, enabling it to attract new inflows of funds seeking above average "growth" returns in a lackluster environment.

THE INFORMATION PROVIDED HEREIN REPRESENTS THE OPINION OF THE AMERINDO'S PORTFOLIO MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT THE SECURITIES MENTIONED WILL REMAIN IN OR OUT OF THE PORTFOLIO.

                            AMERINDO TECHNOLOGY FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2003
                                   (Unaudited)

COMMON STOCK -- 77.3%
   SHARES                                                                             VALUE
-----------                                                                        ------------
    593,800   Akamai Technologies* .............................................   $  1,436,996
    125,100   Amazon.com* ......................................................      3,586,617
    385,746   Ariba* ...........................................................      1,257,532
    529,700   Art Technology Group* ............................................        513,809
    302,500   Ask Jeeves* ......................................................      2,489,575
    725,000   Brio Software* ...................................................      1,232,500
    143,500   CoSine Communications* ...........................................        746,200
    187,298   eBay* ............................................................     17,375,635
    317,800   Expedia* .........................................................     18,365,662
     17,500   Gilead Sciences* .................................................        807,450
    647,500   Homestore* .......................................................        543,900
    105,000   Hotels.com* ......................................................      7,518,000
    542,500   i2 Technologies (A)* .............................................        428,575
    191,000   Internap Network Services* .......................................         84,040
     85,000   Juniper Networks* ................................................        868,700
    207,550   Kana Software* ...................................................      1,066,807
     78,000   Network Appliance* ...............................................      1,035,840
    160,000   Overture Services* ...............................................      1,712,000
    248,400   Red Hat* .........................................................      1,490,400
     70,000   Siebel Systems* ..................................................        606,900
    285,000   Sycamore Networks* ...............................................        920,550
     75,000   Telik* ...........................................................        986,250
    207,500   Vignette* ........................................................        427,450
    935,500   WebMD* ...........................................................      9,018,220
    205,000   Yahoo!* ..........................................................      5,079,900
                                                                                   ------------
TOTAL COMMON STOCK (Cost $162,938,933)                                               79,599,508
                                                                                   ------------

                            AMERINDO TECHNOLOGY FUND
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                 APRIL 30, 2003
                                   (Unaudited)

   SHARES                                                                             VALUE
-----------                                                                        ------------
PREFERRED STOCK -- 1.9%
    430,337   CancerVax, Series B (A)(B)* ......................................   $  1,149,000
     65,972   Eyetech Pharmaceuticals, Series C-2 (A)(B)* ......................        474,998
    124,000   DoveBid (A)(B)* ..................................................        248,000
                                                                                   ------------
TOTAL PREFERRED STOCK (Cost $1,871,998)                                               1,871,998
                                                                                   ------------
WARRANTS -- 2.6%
     58,914   Cellomics, Bridge Warrant, Expires 02/28/06 (A)(B)* ..............             --
     71,040   Expedia, Expires 02/04/09* .......................................      2,693,837
     13,194   Eyetech Pharmaceuticals, Expires 08/28/09 (A)(B)* ................             --
                                                                                   ------------
TOTAL WARRANTS (Cost $0)                                                              2,693,837
                                                                                   ------------
BRIDGE NOTE -- 0.3%
          1   Cellomics, Bridge Note (A)(B)*+ ..................................        312,245
                                                                                   ------------
TOTAL BRIDGE NOTE (Cost $312,244)                                                       312,245
                                                                                   ------------
TOTAL INVESTMENTS -- 82.1% (Cost $165,123,175)                                       84,477,588
                                                                                   ------------
OTHER ASSETS & LIABILITIES, NET -- 17.9%                                             18,469,703
                                                                                   ------------
TOTAL NET ASSETS -- 100.0%                                                         $102,947,291
                                                                                   ============

  *  NON-INCOME PRODUCING SECURITY.
 (A) FAIR-VALUED SECURITY. SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
 (B) RESTRICTED SECURITY.
  + CONVERTIBLE PROMISSORY NOTE PAYING 8% SIMPLE INTEREST, WHICH WOULD PRODUCE INCOME IF REPAID IN CASH. IT IS EXPECTED THAT THE NOTE WILL BE CONVERTED INTO PREFERRED STOCK. UPON A CONVERSION, ALL ACCRUED AND UNPAID INTEREST DUE UNDER THE BRIDGE NOTE MAY BE FORGIVEN.
  AMOUNTS DESIGNATED AS "--" ARE ZERO OR HAVE BEEN ROUNDED TO ZERO.


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           AMERINDO INTERNET B2B FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2003
                                   (Unaudited)

COMMON STOCK -- 29.5%
   SHARES                                                                             VALUE
-----------                                                                        ----------
     80,000   Akamai Technologies* .............................................   $  193,600
     75,000   Ariba* ...........................................................      244,500
    185,000   Art Technology Group* ............................................      179,450
    129,200   Homestore* .......................................................      108,528
     35,000   i2 Technologies (A)* .............................................       27,650
     50,000   Internet Capital Group* ..........................................       18,500
     19,000   Overture Services* ...............................................      203,300
     34,700   Red Hat* .........................................................      208,200
     70,000   Vignette* ........................................................      144,200
                                                                                   ----------
TOTAL COMMON STOCK (Cost $6,878,023)                                                1,327,928
                                                                                   ----------
WARRANTS -- 3.2%
      3,840   Expedia, Expires 02/04/09* .......................................      145,613
                                                                                   ----------
TOTAL WARRANTS (Cost $0)                                                              145,613
                                                                                   ----------
TOTAL INVESTMENTS -- 32.7% (Cost $6,878,023)**                                      1,473,541
                                                                                   ----------
OTHER ASSETS & LIABILITIES, NET -- 67.3%                                            3,039,006
                                                                                   ----------
TOTAL NET ASSETS -- 100.0%                                                         $4,512,547
                                                                                   ==========

  * NON-INCOME PRODUCING SECURITY.
 ** THE INTERNET B2B FUND, AS OF APRIL 30, 2003, HAD TAKEN A TEMPORARY DEFENSIVE
    POSITION AND HAD ONLY 32.7% OF ITS ASSETS INVESTED ACCORDING TO ITS INVESTMENT OBJECTIVE. THE FUND MAY AT TIMES INVEST UP TO 100% OF ITS ASSETS IN CASH AND/OR CASH EQUIVALENT SECURITIES. FOR CLARIFICATION, PLEASE SEE "TEMPORARY INVESTMENTS" IN THE FUND'S PROSPECTUS.
(A) FAIR-VALUED SECURITY. SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      AMERINDO HEALTH & BIOTECHNOLOGY FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2003
                                   (Unaudited)

COMMON STOCK -- 66.5%
   SHARES                                                                             VALUE
-----------                                                                        ----------
      5,000   Alkermes* ........................................................   $   49,900
     25,000   Cerus* ...........................................................      202,500
      2,500   Genzyme Corp-Genl Division* ......................................      100,700
      5,000   IDEC Pharmaceuticals* ............................................      163,750
      2,500   InterMune* .......................................................       50,825
     10,000   MedImmune* .......................................................      352,700
     14,900   Millennium Pharmaceuticals* ......................................      163,900
      5,000   NPS Pharmaceuticals* .............................................       95,250
     10,500   Protein Design Labs* .............................................      104,265
      3,000   Sepracor* ........................................................       57,450
      5,000   Vertex Pharmaceuticals* ..........................................       60,350
     80,000   WebMD* ...........................................................      771,200
                                                                                   ----------
TOTAL COMMON STOCK (Cost $2,927,763)                                                2,172,790
                                                                                   ----------
PREFERRED STOCK -- 3.0%
     37,453   CancerVax, Series B (A)(B)* ......................................      100,000
                                                                                   ----------
TOTAL PREFERRED STOCK (Cost $100,000)                                                 100,000
                                                                                   ----------
WARRANTS -- 0.0%
     10,397   Cellomics, Bridge Warrant, Expires 02/28/06 (A)(B)* ..............           --
                                                                                   ----------
TOTAL WARRANTS (Cost $0)                                                                   --
                                                                                   ----------

                      AMERINDO HEALTH & BIOTECHNOLOGY FUND
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                 APRIL 30, 2003
                                   (Unaudited)

   SHARES                                                                             VALUE
-----------                                                                        ----------
BRIDGE NOTE -- 1.7%
          1   Cellomics, Bridge Note (A)(B)*+ ..................................   $   55,102
                                                                                   ----------
TOTAL BRIDGE NOTE (Cost $55,102)                                                       55,102
                                                                                   ----------
TOTAL INVESTMENTS -- 71.2% (Cost $3,082,865)**                                      2,327,892
                                                                                   ----------
OTHER ASSETS & LIABILITIES, NET -- 28.8%                                              939,857
                                                                                   ----------
TOTAL NET ASSETS -- 100.0%                                                         $3,267,749
                                                                                   ==========

   *NON-INCOME PRODUCING SECURITY.
  **THE HEALTH & BIOTECHNOLOGY FUND, AS OF APRIL 30, 2003, HAD TAKEN A TEMPORARY
    DEFENSIVE POSITION AND HAD ONLY 71.2% OF ITS ASSETS INVESTED ACCORDING TO ITS INVESTMENT OBJECTIVE. THE FUND MAY AT TIMES INVEST UP TO 100% OF ITS ASSETS IN CASH AND/OR CASH EQUIVALENT SECURITIES. FOR CLARIFICATION, PLEASE SEE "TEMPORARY INVESTMENTS" IN THE FUND'S PROSPECTUS.
  + CONVERTIBLE PROMISSORY NOTE PAYING 8% SIMPLE INTEREST, WHICH WOULD PRODUCE
    INCOME IF REPAID IN CASH. IT IS EXPECTED THAT THE NOTE WILL BE CONVERTED INTO PREFERRED STOCK. UPON A CONVERSION, ALL ACCRUED AND UNPAID INTEREST DUE UNDER THE BRIDGE NOTE MAY BE FORGIVEN.
(A) FAIR-VALUED SECURITY. SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
(B) RESTRICTED SECURITY.
AMOUNTS DESIGNATED AS "--" ARE ZERO OR HAVE BEEN ROUNDED TO ZERO.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               AMERINDO FUNDS INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 APRIL 30, 2003
                                   (Unaudited)

                                                                             TECHNOLOGY FUND             INTERNET B2B FUND
                                                                          ---------------------       -----------------------
ASSETS
   Investments, at cost ..................................................    $ 165,123,175                $  6,878,023
                                                                              =============                ============
   Investments, at value .................................................    $  84,477,588                $  1,473,541
   Cash ..................................................................       14,430,771                   2,965,705
   Interest receivable ...................................................            5,558                       1,469
   Receivable due from investment advisor ................................               --                       4,644
   Receivable for investments sold .......................................        3,537,404                      81,378
   Receivable for shares of beneficial interest sold .....................          657,498                          --
   Prepaid expenses ......................................................           52,315                       2,151
                                                                              -------------                ------------
   Total Assets ..........................................................      103,161,134                   4,528,888
                                                                              -------------                ------------
LIABILITIES
   Payable for administration fees .......................................            6,986                       6,986
   Payable for distribution fees .........................................           18,299                         898
   Payable due to investment advisor .....................................           62,982                          --
   Payable for investments purchased .....................................            5,835                       1,654
   Payable for shares of beneficial interest redeemed ....................           63,233                          --
   Accrued expenses ......................................................           56,508                       6,803
                                                                              -------------                ------------
   Total Liabilities .....................................................          213,843                      16,341
                                                                              -------------                ------------
   Total Net Assets ......................................................    $ 102,947,291                $  4,512,547
                                                                              =============                ============
NET ASSETS:
   Paid in Capital -- Class D ............................................      477,070,804                  22,312,132
   Accumulated net investment loss .......................................         (746,286)                    (44,569)
   Accumulated net realized loss on investments ..........................     (292,731,640)                (12,350,534)
   Net unrealized depreciation on investments ............................      (80,645,587)                 (5,404,482)
                                                                              -------------                ------------
   TOTAL NET ASSETS ......................................................    $ 102,947,291                $  4,512,547
                                                                              =============                ============
   Outstanding shares of beneficial interest* ($0.001 par value)
   Class D ...............................................................       18,844,286                   1,329,717
   Net Asset Value, Offering and Redemption Price Per Share -- Class D                $5.46                       $3.39
                                                                                      =====                       =====

* 1,000,000,000 shares authorized in total for the Technology Fund, and 120,000,000 shares authorized in total for each of the Internet B2B Fund and the Health & Biotechnology Fund.

AMOUNTS DESIGNATED AS "--" ARE ZERO OR HAVE BEEN ROUNDED TO ZERO.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                             HEALTH & BIOTECHNOLOGY FUND
                                                                          ---------------------------------
ASSETS
   Investments, at cost ..................................................           $ 3,082,865
                                                                                     ===========
   Investments, at value .................................................           $ 2,327,892
   Cash ..................................................................               948,280
   Interest receivable ...................................................                   817
   Receivable due from investment advisor ................................                 5,482
   Receivable for investments sold .......................................                    94
   Receivable for shares of beneficial interest sold .....................                    --
   Prepaid expenses ......................................................                 1,728
                                                                                     -----------
   Total Assets ..........................................................             3,284,293
                                                                                     -----------
LIABILITIES
   Payable for administration fees .......................................                 6,986
   Payable for distribution fees .........................................                   653
   Payable due to investment advisor .....................................                    --
   Payable for investments purchased .....................................                   953
   Payable for shares of beneficial interest redeemed ....................                    --
   Accrued expenses ......................................................                 7,952
                                                                                     -----------
   Total Liabilities .....................................................                16,544
                                                                                     -----------
   Total Net Assets ......................................................           $ 3,267,749
                                                                                     ===========
NET ASSETS:
   Paid in Capital -- Class D ............................................            11,770,584
   Accumulated net investment loss .......................................               (32,351)
   Accumulated net realized loss on investments ..........................            (7,715,511)
   Net unrealized depreciation on investments ............................              (754,973)
                                                                                     -----------
   TOTAL NET ASSETS ......................................................           $ 3,267,749
                                                                                     ===========
   Outstanding shares of beneficial interest* ($0.001 par value)
   Class D ...............................................................               702,051
   Net Asset Value, Offering and Redemption Price Per Share -- Class D                     $4.65
                                                                                           =====


                                     12 & 13

                               AMERINDO FUNDS INC.
                            STATEMENTS OF OPERATIONS
                  FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2003
                                   (Unaudited)

                                                                       TECHNOLOGY FUND            INTERNET B2B FUND
                                                                     -------------------        ---------------------
INCOME
   Interest .........................................................    $     21,426                 $    3,905
                                                                         ------------                 ----------
EXPENSES
   Investment advisory fees .........................................         509,392                     31,524
   Distribution fees -- Class D .....................................          80,116                      4,291
   Distribution fees -- Class A .....................................           3,449                        525
   Distribution fees -- Class C .....................................           4,763                      1,371
   Administration fees ..............................................          51,938                     51,938
   Transfer agent fees ..............................................         194,929                     13,629
   Professional fees ................................................         119,862                      6,135
   Printing fees ....................................................          66,615                      4,308
   Registration fees ................................................          36,798                      4,077
   Directors' fees and expenses .....................................          24,370                      1,901
   Custodian fees ...................................................           6,170                      4,567
   Miscellaneous ....................................................          17,761                      1,817
                                                                         ------------                 ----------
   Net expenses .....................................................       1,116,163                    126,083
   Less:
      Investment advisory fees waived ...............................        (348,451)                   (31,524)
      Investment advisory fees reimbursed ...........................              --                    (46,085)
                                                                         ------------                 ----------
   Total net expenses ...............................................         767,712                     48,474
                                                                         ------------                 ----------
   Net investment loss ..............................................        (746,286)                   (44,569)
                                                                         ------------                 ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss from investment transactions ...................     (31,705,117)                   (20,443)
   Net change in unrealized appreciation of investments .............      59,863,898                  1,093,394
                                                                         ------------                 ----------
   Total net realized and unrealized gain on investments ............      28,158,781                  1,072,951
                                                                         ------------                 ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................................    $ 27,412,495                 $1,028,382
                                                                         ============                 ==========

Amounts designated as "--" are either zero or have been rounded to zero.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                       HEALTH & BIOTECHNOLOGY FUND
                                                                     -------------------------------
INCOME
   Interest .........................................................           $   3,108
                                                                                ---------
EXPENSES
   Investment advisory fees .........................................              22,798
   Distribution fees -- Class D .....................................               2,843
   Distribution fees -- Class A .....................................                 496
   Distribution fees -- Class C .....................................               1,392
   Administration fees ..............................................              51,938
   Transfer agent fees ..............................................              11,073
   Professional fees ................................................               4,539
   Printing fees ....................................................               3,138
   Registration fees ................................................               3,537
   Directors' fees and expenses .....................................               1,495
   Custodian fees ...................................................               4,777
   Miscellaneous ....................................................               1,365
                                                                                ---------
   Net expenses .....................................................             109,391
   Less:
      Investment advisory fees waived ...............................             (22,798)
      Investment advisory fees reimbursed ...........................             (51,134)
                                                                                ---------
   Total net expenses ...............................................              35,459
                                                                                ---------
   Net investment loss ..............................................             (32,351)
                                                                                ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss from investment transactions ...................            (336,519)
   Net change in unrealized appreciation of investments .............             829,931
                                                                                ---------
   Total net realized and unrealized gain on investments ............             493,412
                                                                                ---------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................................           $ 461,061
                                                                                =========


                                      14&15

                               AMERINDO FUNDS INC.
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                TECHNOLOGY FUND
                                                    ----------------------------------------
                                                      FOR THE SIX-MONTH          FOR THE
                                                        PERIOD ENDED            YEAR ENDED
                                                       APRIL 30, 2003          OCTOBER 31,
                                                         (UNAUDITED)               2002
                                                      -----------------       -------------

OPERATIONS
   Net investment loss .............................    $   (746,286)         $ (1,678,568)
   Net realized loss from investment
      transactions .................................     (31,705,117)          (71,777,772)
   Net change in unrealized appreciation
      (depreciation) of investments ................      59,863,898            65,540,665
                                                        ------------          ------------
   Net increase (decrease) in net assets resulting
      from operations ..............................      27,412,495            (7,915,675)
                                                        ------------          ------------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) (Note 6) ................      19,061,160           (13,513,209)
                                                        ------------          ------------
   Total increase (decrease) in net assets .........      46,473,655           (21,428,884)
                                                        ------------          ------------

NET ASSETS:
   Beginning of period .............................      56,473,636            77,902,520
                                                        ------------          ------------
   End of period ...................................    $102,947,291          $ 56,473,636
                                                        ============          ============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                 INTERNET B2B FUND
                                                    --------------------------------------------
                                                      FOR THE SIX-MONTH              FOR THE
                                                         PERIOD ENDED               YEAR ENDED
                                                        APRIL 30, 2003             OCTOBER 31,
                                                          (UNAUDITED)                  2002
                                                      -----------------           -------------

OPERATIONS
   Net investment loss .............................      $  (44,569)              $  (120,159)
   Net realized loss from investment
      transactions .................................         (20,443)               (1,147,597)
   Net change in unrealized appreciation
      (depreciation) of investments ................       1,093,394                  (482,045)
                                                          ----------               -----------
   Net increase (decrease) in net assets resulting
      from operations ..............................       1,028,382                (1,749,801)
                                                          ----------               -----------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) (Note 6) ................        (458,605)                 (557,161)
                                                          ----------               -----------
   Total increase (decrease) in net assets .........         569,777                (2,306,902)
                                                          ----------               -----------

NET ASSETS:
   Beginning of period .............................       3,942,770                 6,249,732
                                                          ----------               -----------
   End of period ...................................      $4,512,547               $ 3,942,770
                                                          ==========               ===========


                                                          HEALTH & BIOTECHNOLOGY FUND
                                                    -----------------------------------------
                                                      FOR THE SIX-MONTH           FOR THE
                                                        PERIOD ENDED             YEAR ENDED
                                                      APRIL 30, 2003            OCTOBER 31,
                                                         (UNAUDITED)                2002
                                                      -----------------         -----------

OPERATIONS
   Net investment loss .............................     $  (32,351)            $  (107,202)
   Net realized loss from investment
      transactions .................................       (336,519)             (4,029,631)
   Net change in unrealized appreciation
      (depreciation) of investments ................        829,931                  (1,667)
                                                         ----------             -----------
   Net increase (decrease) in net assets resulting
      from operations ..............................        461,061              (4,138,500)
                                                         ----------             -----------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) (Note 6) ................       (185,319)               (745,329)
                                                         ----------             -----------
   Total increase (decrease) in net assets .........        275,742              (4,883,829)
                                                         ----------             -----------

NET ASSETS:
   Beginning of period .............................      2,992,007               7,875,836
                                                         ----------             -----------
   End of period ...................................     $3,267,749             $ 2,992,007
                                                         ==========             ===========


                                      16&17

FINANCIAL HIGHLIGHTS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       NET REALIZED
                                          AND/OR
               NET                      UNREALIZED      DISTRIBUTIONS      NET
              ASSET                        GAIN             FROM          ASSET
              VALUE         NET           (LOSS)          REALIZED        VALUE
            BEGINNING    INVESTMENT         ON             CAPITAL         END           TOTAL
            OF PERIOD       LOSS        INVESTMENTS         GAINS       OF PERIOD       RETURN*
            ----------   -----------   ------------     ------------   ----------      ---------      -
----------------
Technology Fund
----------------
Class D
   2003+++   $ 3.72         $(0.05)       $  1.79          $    --        $ 5.46         46.77%
   2002++      4.27          (0.10)         (0.45)              --          3.72        (12.88)
   2001++     20.20          (0.16)        (15.77)              --          4.27        (78.86)
   2000       23.46          (0.53)         (2.73)              --         20.20        (13.90)
   1999**     13.61          (0.07)         20.07           (10.15)        23.46        146.74
   1998        7.37          (0.20)          6.44             --           13.61         84.67
--------------------
Internet B2B Fund(1)
--------------------
Class D
   2003+++   $ 2.65         $(0.07)       $  0.81          $    --        $ 3.39         27.92%
   2002++      3.58          (0.07)         (0.86)              --          2.65        (25.98)
   2001++     16.79          (0.09)        (12.66)           (0.46)         3.58        (77.91)
   2000       10.00          (0.03)          6.82               --         16.79         67.91
------------------------------
Health & Biotechnology Fund(1)
------------------------------
Class D
   2003+++   $ 4.01         $(0.15)       $  0.79          $    --        $ 4.65         15.96%
   2002++      8.60          (0.12)         (4.47)              --          4.01        (53.37)
   2001++     14.60          (0.11)         (5.06)           (0.83)         8.60        (37.54)
   2000       10.00          (0.05)          4.65               --         14.60         45.99

*  Total return is for the period indicated and has not been annualized.
   Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31. All ratios for the period have been annualized.
+ For the six-month period ended April 30, 2003. All ratios have been annualized.
++ Per share data calculated using average shares outstanding method.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                       18


                                                                            RATIO OF NET
                                               RATIO            RATIO         INVESTMENT
                 NET                        OF EXPENSES        OF NET            LOSS
               ASSETS        RATIO         TO AVERAGE        INVESTMENT       TO AVERAGE
               END OF      OF EXPENSES      NET ASSETS         LOSS TO        NET ASSETS
               PERIOD      TO AVERAGE   (EXCLUDING WAIVERS     AVERAGE    (EXCLUDING WAIVERS     PORTFOLIO
                (000)      NET ASSETS   AND REIMBURSEMENTS)  NET ASSETS   AND REIMBURSEMENTS)     TURNOVER
             ----------   ------------  ------------------  ------------  -------------------   ------------
----------------
Technology Fund
----------------
Class D
   2003+++    $102,947         2.25%            3.27%           (2.15)%          (3.17)%           27.61%
   2002++       51,374         2.25             3.15            (2.19)           (3.09)            50.17
   2001++       71,055         2.25             2.56            (1.83)           (2.14)            70.03
   2000        379,869         2.13             2.13            (1.94)           (1.94)            30.51
   1999**      272,205         2.25             2.29            (0.64)           (0.68)           170.00
   1998         64,194         2.25             2.75            (2.21)           (2.72)            78.46
--------------------
Internet B2B Fund(1)
--------------------
Class D
   2003+++    $  4,513         2.25%            5.92%           (4.70)%          (8.37)%           72.73%
   2002++        2,902         2.25             5.30            (1.98)           (5.03)            75.49
   2001++        4,483         2.25             4.52            (1.43)           (3.70)           143.55
   2000         15,084         2.23             4.55            (0.84)           (3.16)            61.39
------------------------------
Health & Biotechnology Fund(1)
------------------------------
Class D
   2003+++    $  3,268         2.25%            7.00%           (7.17)%         (11.92)%           98.64%
   2002++        1,860         2.25             6.19            (1.88)           (5.82)           105.97
   2001++        4,724         2.25             4.43            (1.09)           (3.27)           362.97
   2000          6,403         2.22             6.46            (1.38)           (5.62)            55.63


(1) Commenced operations on May 30, 2000. All ratios for the period have been annualized.
 Amounts designated as "--" are either zero or have been rounded to zero.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               AMERINDO FUNDS INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2003
                                   (Unaudited)


NOTE 1. ORGANIZATION

     The Amerindo Technology Fund, the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund (collectively known as the "Funds") are series of the Amerindo Funds Inc., a Maryland corporation, which commenced operations on October 28, 1996. The Funds are each non-diversified, open-end management investment companies registered under the Investment Company Act of 1940. The Funds' prospectuses provide a description of the Funds' investment objectives, policies and strategies.

     The Funds currently offer Class D Shares, with a minimum investment of $2,500. Class D shares are sold without an initial sales load. Class D Shares are subject to a fee of 2% on redemptions made within the first year of purchase. Prior to March 1, 2003, the Funds also offered Class A and Class C Shares. On March 1, 2003, Class A and Class C Shares were fully liquidated and exchanged for Class DShares (See Note 6).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, and for which quotations are readily available, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities that are quoted on the NASDAQ national market system are valued at the official closing price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors (the "Board").

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2003
                                   (Unaudited)


     Each of the Funds may invest in private equity investments in venture capital companies ("Private Equity Investments"). Although Private Equity Investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investments in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes, over which the Funds will have no control.

     Private Equity Investments are valued at fair value, which is generally at cost unless the Board determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities to third parties at different prices, if a Private Equity Investment in which the Fund invests undertakes an initial public offering, or if the company's operating results vary substantially from projected results. In such situations, the Fund's investment is revalued in a manner that the Advisor (as hereinafter defined), following procedures approved by the Board, determines best reflects its fair value.

     At April 30, 2003, market quotations were not readily available for securities valued at $2,612,818 (2.5% of net assets), $27,650 (0.6% of net assets) and $155,102 (4.7% of net assets) in the Amerindo Technology Fund, Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, respectively.

     RESTRICTED SECURITIES - At April 30, 2003, the Amerindo Technology Fund and the Amerindo Health & Biotechnology Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, each Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board. The acquisition dates of these investments, along with their cost and values at April 30, 2003, were as follows:

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2003
                                   (Unaudited)

                                           ACQUISITION
INVESTMENTS                                    DATE       COST         VALUE
----------                                 ------------   ----         ------
AMERINDO TECHNOLOGY FUND:
Preferred Stocks:
CancerVax, Series B                          03/14/02  $1,149,000    $1,149,000
Eyetech Pharmaceuticals, Series C-2          09/04/02     474,998       474,998
DoveBid                                      04/11/02     248,000       248,000
                                                       ----------    ----------
Warrants:
Cellomics, Bridge Warrant, Expires 02/28/06  02/27/02          --            --
Eyetech Pharmaceuticals, Expires 08/28/09    09/04/02          --            --
                                                       ----------    ----------
Bridge Note:
Cellomics, Bridge Note                       02/27/02     312,244       312,245
                                                       ----------    ----------
TOTAL                                                  $2,184,242    $2,184,243
                                                       ==========    ==========
AMERINDO HEALTH & BIOTECHNOLOGY FUND:
Preferred Stocks:
CancerVax, Series B                          03/14/02     100,000       100,000
                                                       ----------    ----------
Warrants:
Cellomics, Bridge Warrant, Expires 02/28/06  02/27/02          --            --
Bridge Note:
Cellomics, Bridge Note                       02/27/02      55,102        55,102
                                                       ----------    ----------
TOTAL                                                  $  155,102    $  155,102
                                                       ==========    ==========

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2003
                                   (Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method. At April 30, 2003, no securities were held which required amortization of discounts or premiums.

     INCOME AND EXPENSES -- All income earned and expenses incurred by the Funds were borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Funds' Class C shares formerly carried higher distribution fees than Class D and Class A shares.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2003
                                   (Unaudited)


NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (other than short-term investments and U.S. Government Securities), for the Funds for the six-month period ended April 30, 2003, are as follows:

                                                                    AMERINDO
                      AMERINDO              AMERINDO                HEALTH &
                     TECHNOLOGY           INTERNET B2B            BIOTECHNOLOGY
                        FUND                  FUND                    FUND
                    -------------         ------------            ------------
Purchases            $25,108,767           $2,384,216               $2,308,984
Sales                 17,698,950            5,107,050                3,161,351

NOTE 4. INVESTMENT ADVISORY, ADMINISTRATION, TRANSFER AGENCY AND
CUSTODIAN AGREEMENTS

     Each of the Funds has an agreement with Amerindo Investment Advisors Inc. (the "Advisor") with whom certain officers and directors of the Funds are affiliated, to serve as investment advisor and manager to each of the Funds. Under the terms of the agreements, a monthly fee is paid to the Advisor of 0.125% (1.50% on an annual basis) of the average daily net assets of each of the Funds. These advisory agreements are subject to an annual review by the Board.

     The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Funds for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Funds) to the extent that the Total Annual Fund Operating expenses exceed 2.25% of the average daily net asset values of the Class D Shares.

     The Advisor and SEI Investments Global Funds Services (the "Administrator", formerly SEI Investments Mutual Fund Services) are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.125% of the average daily net assets of each of the Funds up to $250 million, 0.09% on the next $250 million, 0.07% on the next $500 million and 0.05% of such assets in excess of $1 billion, subject to certain minimum annual fees.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2003
                                   (Unaudited)


     Forum Shareholder Services, LLC (the "Transfer Agent") serves as the transfer agent and dividends disbursing agent for the Funds under a transfer agency agreement with the Funds.

     The  Northern   Trust  Company   serves  as  the  Funds'   custodian   (the
"Custodian"). The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

NOTE 5. DISTRIBUTION AND SHAREHOLDER SERVICING FEES

     Amerindo Funds Inc. and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated September 15, 1999. Amerindo Funds Inc. has adopted a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 Act (the "12B-1 Plan"), for each of the Funds' Class D shares. Pursuant to the 12B-1 Plan, each Fund pays the Advisor the following fees to compensate the Advisor for providing the listed services:

                      DISTRIBUTION      SHAREHOLDER SERVICING            TOTAL
                      -------------     ---------------------            ------
     Class D1               --                   .25%                     .25%

     Pursuant to the Plan, prior to March 1, 2003, each Fund paid the Distributor the following fees to compensate the Distributor for providing the listed services:

                      DISTRIBUTION      SHAREHOLDER SERVICING            TOTAL
                      -------------     ---------------------            ------
     Class A2              .25%                   --                      .25%
     Class C               .75%                  .25%                    1.00%

     Each of the Funds use the Distributor as an agent in placing repurchase agreements. For this service the Distributor retains a portion of the interest earned as commissions. Such commissions for the six-month period ended April 30, 2003 for the Amerindo Technology Fund, Amerindo Internet B2B Fund, and Amerindo Health & Biotechnology Fund were $1,058, $193, and $145, respectively.

----------------------
     1. The fee imposed on Class D shares is paid to the Advisor for providing services to Class D Shareholders.
     2. The fee imposed on Class A shares may be used by the Distributor to provide compensation for distribution or shareholder servicing activities.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2003
                                   (Unaudited)


NOTE 6. FUND SHARE TRANSACTIONS

     Transactions in capital stock for the indicated periods were as follows:

AMERINDO TECHNOLOGY FUND

     CLASS D SHARES                                FOR THE                         FOR THE
                                            SIX-MONTH PERIOD ENDED               YEAR ENDED
                                                  APRIL 30, 2003              OCTOBER 31, 2002
                                           -------------------------       -------------------------
                                             SHARES        AMOUNT            SHARES       AMOUNT
                                           ----------    -----------       ----------   ------------
Shares sold...............................  6,228,650    $27,379,992        2,457,635   $ 11,349,676
Shares issued in connection with
   Conversion of Class A and C Shares**...  1,325,037      5,707,752               --             --
Redemption fees*..........................         --         18,637               --         48,995
Shares redeemed........................... (2,525,986)    (8,170,069)      (5,278,194)   (24,087,456)
                                           ----------    -----------       ----------   ------------
Net increase (decrease)...................  5,027,701    $24,936,312       (2,820,559)  $(12,688,785)
                                           ==========    ===========       ==========   ============

     CLASS A SHARES                                FOR THE                         FOR THE
                                            SIX-MONTH PERIOD ENDED               YEAR ENDED
                                                  APRIL 30, 2003              OCTOBER 31, 2002
                                           -------------------------       -------------------------
                                             SHARES        AMOUNT            SHARES       AMOUNT
                                           ----------    -----------       ----------   ------------
Shares sold...............................     69,357    $   302,952          216,870   $  1,074,969
Redemption fees*..........................         --             --               --         12,693
Shares redeemed...........................    (92,952)      (381,846)        (415,191)    (1,846,842)
Shares redeemed in connection with
   Conversion into Class D Shares**.......   (985,467)    (4,266,500)              --             --
                                           ----------    -----------       ----------   ------------
Net decrease.............................. (1,009,062)   $(4,345,394)        (198,321)  $   (759,180)
                                           ==========    ===========       ==========   ============

     CLASS C SHARES                                FOR THE                         FOR THE
                                            SIX-MONTH PERIOD ENDED               YEAR ENDED
                                                  APRIL 30, 2003              OCTOBER 31, 2002
                                           -------------------------       -------------------------
                                             SHARES        AMOUNT            SHARES       AMOUNT
                                           ----------    -----------       ----------   ------------
Shares sold...............................      6,108    $    25,964           86,281   $    427,831
Redemption fees*..........................         --             48               --            127
Shares redeemed...........................    (28,584)      (114,518)        (115,833)      (493,202)
Shares redeemed in connection with
   Conversion into Class D Shares**.......   (342,094)    (1,441,252)              --             --
                                           ----------    -----------       ----------   ------------
Net decrease..............................   (364,570)   $(1,529,758)         (29,552)  $    (65,244)
                                           ==========    ===========       ==========   ============


* Amerindo Technology Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 1 year.
** On March 1, 2003, Class A and Class C Shares were fully liquidated and exchanged for Class D Shares. Amounts designated as "--" are either zero or have been rounded to zero.


                                       26


                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2003
                                   (Unaudited)


NOTE 6. FUND SHARE TRANSACTIONS (CONTINUED)

AMERINDO INTERNET B2B FUND

     CLASS D SHARES                                FOR THE                         FOR THE
                                            SIX-MONTH PERIOD ENDED                YEAR ENDED
                                                  APRIL 30, 2003              OCTOBER 31, 2002
                                           -------------------------       -------------------------
Shares sold...............................     50,813    $   155,963          221,981   $    850,134
Shares issued in connection with
   Conversion of Class A and C Shares**...    365,668      1,029,186               --             --
Redemption fees*..........................         --          1,480               --         11,160
Shares redeemed...........................   (180,727)      (539,674)        (379,917)    (1,187,778)
                                           ----------    -----------       ----------   ------------
Net increase (decrease)...................    235,754    $   646,955         (157,936)  $   (326,484)
                                           ==========    ===========       ==========   ============

     CLASS A SHARES                                FOR THE                         FOR THE
                                            SIX-MONTH PERIOD ENDED                YEAR ENDED
                                                  APRIL 30, 2003              OCTOBER 31, 2002
                                           -------------------------       -------------------------
Shares sold...............................      4,433    $    12,960           61,183   $    234,531
Redemption fees*..........................         --             --               --          4,331
Shares redeemed...........................    (22,831)       (65,181)        (135,790)      (421,314)
Shares redeemed in connection with
   Conversion into Class D Shares**.......   (218,233)      (615,848)              --             --
                                           ----------    -----------       ----------   ------------
Net decrease..............................   (236,631)   $  (668,069)         (74,607)  $   (182,452)
                                           ==========    ===========       ==========   ============

     CLASS C SHARES                                FOR THE                         FOR THE
                                            SIX-MONTH PERIOD ENDED               YEAR ENDED
                                                  APRIL 30, 2003              OCTOBER 31, 2002
                                           -------------------------       -------------------------
Shares sold...............................        350    $       992           73,962   $    269,605
Redemption fees*..........................         --             --               --          1,787
Shares redeemed...........................     (8,221)       (25,145)         (99,478)      (319,617)
Shares redeemed in connection with
   Conversion into Class D Shares**.......   (150,688)      (413,338)              --             --
                                           ----------    -----------       ----------   ------------
Net decrease..............................   (158,559)   $  (437,491)         (25,516)  $    (48,225)
                                           ==========    ===========       ==========   ============
* Amerindo Internet B2B Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 1 year. ** On March 1, 2003, Class A and Class
C Shares were fully liquidated and exchanged for Class D Shares.
Amounts designated as "--" are either zero or have been rounded to zero.


                                        27


                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2003
                                   (Unaudited)

NOTE 6. FUND SHARE TRANSACTIONS (CONTINUED)

AMERINDO HEALTH & BIOTECHNOLOGY FUND

     CLASS D SHARES                                FOR THE                         FOR THE
                                            SIX-MONTH PERIOD ENDED               YEAR ENDED
                                                  APRIL 30, 2003              OCTOBER 31, 2002
                                           -------------------------       -------------------------
Shares sold...............................     20,691    $    87,099          123,944   $    868,337
Shares issued in connection with
   Conversion of Class A and C Shares**...    262,400      1,058,190               --             --
Redemption fees*..........................         --             --               --          2,405
Shares redeemed...........................    (44,711)      (190,936)        (209,566)    (1,263,251)
                                           ----------    -----------       ----------   ------------
Net increase (decrease)...................    238,380    $   954,353          (85,622)  $   (392,509)
                                           ==========    ===========       ==========   ============

     CLASS A SHARES                                FOR THE                         FOR THE
                                            SIX-MONTH PERIOD ENDED               YEAR ENDED
                                                  APRIL 30, 2003              OCTOBER 31, 2002
                                           -------------------------       -------------------------
Shares sold...............................      1,186    $     4,944           57,889   $    397,371
Redemption fees*..........................         --            167               --          6,293
Shares redeemed...........................    (15,400)       (62,865)        (127,748)      (722,603)
Shares redeemed in connection with
   Conversion into Class D Shares**.......   (154,388)      (623,747)              --             --
                                           ----------    -----------       ----------   ------------
Net decrease..............................   (168,602)   $  (681,501)         (69,859)  $   (318,939)
                                           ==========    ===========       ==========   ============

     CLASS C SHARES                                FOR THE                         FOR THE
                                            SIX-MONTH PERIOD ENDED               YEAR ENDED
                                                  APRIL 30, 2003              OCTOBER 31, 2002
                                           -------------------------       -------------------------
Shares sold...............................        427    $     1,766           34,301   $    182,683
Redemption fees*..........................         --             59               --          1,298
Shares redeemed...........................     (6,090)       (25,553)         (48,628)      (217,862)
Shares redeemed in connection with
   Conversion into Class D Shares**.......   (110,163)      (434,443)              --             --
                                           ----------    -----------       ----------   ------------
Net decrease..............................   (115,826)   $  (458,171)         (14,327)  $    (33,881)
                                           ==========    ===========       ==========   ============


* Amerindo Health & Biotechnology Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 1 year.
** On March 1, 2003, Class A and Class C Shares were fully liquidated and exchanged for Class D Shares.
Amounts designated as "--" are either zero or have been rounded to zero.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2003
                                   (Unaudited)

NOTE 7. FEDERAL TAX INFORMATION
     It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for net operating losses. Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

     For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

                                                                      TOTAL
                                                                   CAPITAL LOSS
                            EXPIRES       EXPIRES       EXPIRES     CARRYFORWARD
                              2010          2009          2008        10/31/02
                            --------    ------------   -----------  ------------
Amerindo Technology Fund   $77,175,435  $168,369,575   $13,922,853  $259,467,863
Amerindo Internet B2B Fund   1,142,457    11,182,494            --    12,324,951
Amerindo Health &
  Biotechnology Fund         3,903,984     3,349,360            --     7,253,344

     For Federal income tax purposes, the cost of securities owned at April 30, 2003, and the net unrealized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for federal income tax purposes in the current year and have been deferred for

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2003
                                   (Unaudited)


NOTE 7. FEDERAL TAX INFORMATION (CONCLUDED)

use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at April 30, 2003, were as follows:

                                   FEDERAL        APPRECIATED    DEPRECIATED      NET UNREALIZED
                                  TAX COST        SECURITIES      SECURITIES       DEPRECIATION
                                ------------     ------------    --------------     -------------
Amerindo Technology Fund        $170,541,033     $28,598,555     $(114,662,000)     $(86,063,445)
Amerindo Internet B2B Fund         6,878,023         239,819        (5,644,301)       (5,404,482)
Amerindo Health &
  Biotechnology Fund               3,110,297          78,166          (860,571)         (782,405)

NOTE 8. CONCENTRATIONS/RISKS

     Each Fund invests primarily in specific sectors of the market. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, each Fund is non-diversified, which means that each Fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund.

NOTE 9. SUBSEQUENT EVENT:

     On January 29, 2003, the Board of Directors of AmerindoFunds approved and proposed Agreements and Plans of Reorganization (the "Plans") of the Amerindo Internet B2B and the Amerindo Health & Biotechnology Funds (the "Merging
Series")  into the  Amerindo  Technology  Fund  (the  "Surviving  Series").  The
proposed Plans were submitted to a vote of the shareholders of each of the Merging Series for approval. On May 2, 2003, the Amerindo Internet B2B Fund shareholders approved its Plan and on May 6, 2003, the Amerindo Health & Biotechnology Fund shareholders approved its Plan. Pursuant to the Plans, on May 9, 2003, all of the assets and liabilities of the Merging Series were transferred the Surviving Series and all shares of the Merging Series were reclassified as shares of the Surviving Series, and each holder of shares of each Merging Series held, immediately after the effective time of the reorganizations, full and fractional shares of the Surviving Series with the same aggregate dollar value as the shareholder had in one or both of the Merging Series immediately before the transaction.

                               AMERINDO FUNDS INC.
                           SHAREHOLDER VOTING RESULTS
                                   (UNAUDITED)


     A special meeting of the shareholders of the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, each a series of the Amerindo Funds Inc. (the "Fund") was held on May 2, 2003 and May 6, 2003, respectively, to vote on the following matters:

         PROPOSAL 1
         To approve the Agreement and Plan of Reorganization of the Amerindo Internet B2B Fund, a series of the Fund, and the Amerindo Technology Fund, another series of the Fund.

            SHARES VOTED       % OF SHARES OUTSTANDING        % OF SHARES VOTED
            ------------       -----------------------        ------------------
FOR        690,467.944                 49.551%                       97.760%
AGAINST     10,269.356                  0.737%                        1.454%
ABSTAIN      5,552.078                  0.398%                        0.786%

         PROPOSAL 2
         To approve the Agreement and Plan of Reorganization of the Amerindo Health & Biotechnology Fund, a series of the Fund, and the Amerindo Technology Fund, another series of the Fund.

            SHARES VOTED       % OF SHARES OUTSTANDING        % OF SHARES VOTED
            ------------       -----------------------        ------------------
FOR        308,488.296                 42.474%                       83.542%
AGAINST     52,948.433                  7.290%                       14.339%
ABSTAIN      7,824.595                  1.077%                        2.119%

                                      NOTES

INVESTMENT ADVISOR
---------------------------------------------
AMERINDO INVESTMENT ADVISORS INC.
SAN FRANCISCO, CALIFORNIA/NEW YORK, NEW YORK

ADMINISTRATOR
---------------------------------------------
SEI INVESTMENTS GLOBAL FUNDS SERVICES
OAKS, PENNSYLVANIA

DISTRIBUTOR
---------------------------------------------
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PENNSYLVANIA

TRANSFER AND DIVIDEND AGENT
---------------------------------------------
FORUM SHAREHOLDER SERVICES, LLC
PORTLAND, MAINE

CUSTODIAN
---------------------------------------------
THE NORTHERN TRUST COMPANY
CHICAGO, ILLINOIS

LEGAL COUNSEL
---------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
NEW YORK, NEW YORK

INDEPENDENT AUDITORS
---------------------------------------------
DELOITTE & TOUCHE LLP
NEW YORK, NEW YORK


1-888-832-4386
WWW.AMERINDO.COM

AME-SA-002-0200

ITEM 2.    CODE OF ETHICS.

Not applicable - only effective for annual reports with periods ending on or after July 15, 2003.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable - only effective for annual reports with periods ending on or after July 15, 2003.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only effective for annual reports with periods ending on or after December 15, 2003.

ITEMS 5-6.  (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  (RESERVED)

ITEM 9.    CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEMS 10.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

--------------------------------------------------------------------------------

                               SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 Amerindo Investment Advisors Inc.


By (Signature and Title)*                     \S\ ALBERTO W. VILAR
                                              --------------------
                                              Alberto W. Vilar, CEO

Date 6/24/03




Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                     \S\ ALBERTO W. VILAR
                                              --------------------
                                              Alberto W. Vilar, CEO


By (Signature and Title)*                     \S\ DAVID MAINZER
                                              -----------------
                                              David Mainzer, CFO



Date 6/24/03
*Print the name and title of each signing officer under his or her signature.